Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from 0.45 percent to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated balance sheets include accrued royalties relating to these agreements in the amount of $12.6 million and $7.4 million at December 31, 2021 and 2020, respectively. Royalty expense relating to these agreements amounted to $18.5 million, $12.2 million, and $13.5 million for the years ended December 31, 2021, 2020 and 2019, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2021, we had commitments to purchase goods or services, and for future license and royalty payments. They are as follows:

Years ending December 31, (in thousands)	Purchase Commitments	License & Royalty Commitments
2022	$115,180	$6,701
2023	14,897	3,941
2024	9,250	1,994
2025	—	1,483
2026	—	793
Thereafter	—	2,885
	$139,327	$17,797
We have total purchase commitments of $12.3 million included in the table above and future license and royalty commitments of $9.2 million associated to a January 2022 agreement that will paid over the next 19 years with companies in which we hold an interest and are considered related parties.
Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions we could be required to make additional contingent cash payments, based on the achievement of certain revenue and operating results milestones, totaling up to $26.6 million in 2022 of which $24.1 million is included in accrued and other current liabilities in the accompanying consolidated balance sheet as of December 31, 2021.
Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2021, the commitment under these agreements totaled $9.2 million.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. We provide for estimated warranty costs at the time of the product sale. The changes in the carrying amount of warranty obligations for the years ended December 31, 2021 and 2020 are as follows:

(in thousands)	2021	2020
Balance at beginning of year	$4,813	$3,141
Provision charged to cost of sales	7,518	5,645
Usage	(5,774)	(3,978)
Adjustments to previously provided warranties, net	(43)	(125)
Currency translation	(190)	130
Balance at end of year	$6,324	$4,813
Litigation
From time to time, we may be party to legal proceedings incidental to our business. As of December 31, 2021, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or our subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Although it is not possible to predict the outcome of such litigation, we assess the degree of probability and evaluate the reasonably possible losses that we could incur as a result of these matters. We accrue for any estimated loss when it is probable that a liability has been incurred and the amount of probable loss can be estimated.
Litigation accruals recorded in accrued and other current liabilities totaled $5.7 million as of December 31, 2021 and $5.2 million as of December 31, 2020.
ArcherDX spun out as an independent company in conjunction with QIAGEN's acquisition of Enzymatics in 2015. In 2018, ArcherDX (recently acquired by Invitae) and Massachusetts General Hospital (MGH) sued QIAGEN for patent infringement. In August 2021, a Federal jury ruled that QIAGEN infringed two patents owned by ArcherDX and awarded damages of $4.7 million which were expensed in Restructuring, acquisition, integration and other, net, and remain accrued as of December 31, 2021. We plan to appeal the verdict as soon as the final verdict is entered.
On September 17, 2020, QIAGEN acquired NeuMoDx. As part of the purchase, QIAGEN also acquired preexisting contingencies and became defendant in ongoing litigation matters pertaining to preexisting claims made by Becton Dickinson (BD) and subsidiaries over patent infringement. In addition to patent infringement allegations, the litigation involved trade secret misappropriation and other non-patent claims relating to NeuMoDx and former NeuMoDx officers, before the acquisition by QIAGEN. On September 26, 2021, through mediation, the parties reached a preliminary settlement of $53.0 million due to BD for the past infringements of NeuMoDx prior to QIAGEN's acquisition. On November 5, 2021, QIAGEN and BD reached an agreement to settle their ongoing litigation in the U.S. District Court of the District of Delaware and certain inter partes review proceedings. As part of the settlement, QIAGEN paid $53.0 million to BD in November 2021 and all claims asserted against QIAGEN, as well as counterclaims asserted against BD, were dismissed.
The estimated amount of a range of possible losses for other specific matters as of December 31, 2021, is between $0.2 million and $2.1 million. For these other matters a total of $1.0 million is accrued as of December 31, 2021. Based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigation will not have a material adverse effect on our financial position or results of operations above the amounts accrued. However, the outcome of these matters is ultimately uncertain, thus any settlements or judgments against us in excess of management's expectations could have a material adverse effect on our financial position, results of operations or cash flows.